UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2026

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 7, 2026, WM Technology, Inc. (the “Company”) provided notice of its voluntary intention to delist the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase shares of its Common Stock (the “Warrants”) from the Nasdaq Global Select Market (“Nasdaq”) and eventual deregistration of the Common Stock and the Warrants under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company notified Nasdaq that it intends to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about April 17, 2026 to effect the delisting of the Common Stock and the Warrants from Nasdaq and to deregister the Common Stock and the Warrants under Section 12(b) of the Exchange Act. The removal of the Common Stock and the Warrants from Nasdaq will be effective 10 days after the filing of the Form 25. Once permitted, the Company expects to file a Form 15 with the SEC to deregister the Common Stock and the Warrants under the Exchange Act and suspend the Company’s duty to file any reports required under Section 13(a) and 15(d) of the Exchange Act.
Following the delisting of the Common Stock and Warrants on Nasdaq, the Company expects that the Common Stock and Warrants will be quoted for trading on a market operated by OTC Markets Group Inc. (the “OTC”) so that a trading market may continue to exist for such securities. There is no guarantee, however, that a broker will continue to make a market in the Common Stock and the Warrants. As a result of the foregoing, the price of the Company’s Common Stock and Warrants will likely be adversely affected and there will likely be a decrease in the liquidity of the Company’s Common Stock and Warrants.
Item 4.01 Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On April 3, 2026, following approval by the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, the Company dismissed its independent registered public accounting firm, Baker Tilly US, LLP (“BT”), effective immediately. As reported below, the Company engaged Macias Gini & O’Connell LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.
The audit reports of BT on the Company’s consolidated financial statements for the years ended December 31, 2025 and 2024, and for the years then ended, and internal control over financial reporting as of December 31, 2025, contained an unqualified opinion on the consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting due to material weaknesses.
During the years ended December 31, 2025 and 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, there were no (i) “disagreements,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”), and the related instructions thereto, with BT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BT’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements, or (ii) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except that (a) as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company reported that its internal control over financial reporting was not effective as of December 31, 2024 due to material weaknesses in its internal controls and (b) as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company reported that its internal control over financial reporting was not effective as of December 31, 2025 due to material weaknesses in its internal controls.
The Company has provided BT with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that BT furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of BT’s letter to the SEC, dated April 7, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.
(b) Engagement of New Independent Registered Public Accounting Firm
On April 3, 2026, following approval by the Audit Committee of the Board, the Company engaged Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, effective immediately.
During the years ended December 31, 2025 and 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with MGO regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a “reportable event,” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 6, 2026, Scott Gordon notified the Company of his decision to resign as a member of the Board and all committees of the Board, effective immediately. Mr. Gordon’s decision was not based on any disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.
On April 7, 2026, the Company issued a press release regarding the intended delisting and deregistration of the Common Stock and the Warrants. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements.
This Current Report on Form 8-K includes “forward-looking statements” regarding the Company’s future business expectations which involve risks and uncertainties. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s strategy, intentions to voluntarily delist the Common Stock and the Warrants from Nasdaq and to deregister its Common Stock and Warrants under the Exchange Act, and the anticipated timing and any anticipated results of such actions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including market reactions or impacts resulting from the Company’s delisting and deregistration, including the impact on the Company’s liquidity and the price of its Common Stock and Warrants; the Company’s eligibility for and timing of quotation on the OTC markets; the possibility that trading in the Company’s Common Stock and Warrants on the OTC markets, if available, may be significantly less liquid and/or have greater price volatility; the Company’s financial and business performance, including key business metrics and any underlying assumptions thereunder; market opportunity and the Company’s ability to acquire new clients and retain existing clients; expectations and timing related to commercial product launches; success of the Company’s go-to-market strategy; the Company’s ability to scale its business and expand its offerings; the Company’s competitive advantages and growth strategies; the Company’s future capital requirements and sources and uses of cash; the impact of the material weaknesses in the Company’s internal controls and ability to remediate these material weaknesses in the timing the Company anticipates, or at all; the outcome of any known and unknown litigation and regulatory proceedings; changes in domestic and foreign business, market, financial, political and legal conditions; the effect of macroeconomic conditions, including but not limited to inflation, tariffs, public health crises, uncertain credit and global financial markets, past and potential future disruptions in access to bank deposits or lending commitments due to bank failures, current and potential future geopolitical events, including the military conflicts between Russia and Ukraine and in the Middle East, and the occurrence of a catastrophic event, including but not limited to severe weather, war, or terrorist attack; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of and changes to laws and regulations, including with respect to the cannabis and hemp industries; the Company’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; the Company’s ability to manage future growth; the Company’s ability to effectively anticipate and address changes in the end-user market in the cannabis industry; the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the Company’s ability to maintain and grow its two-sided marketplace, including its ability to acquire and retain paying clients; the Company’s ability to continue to collect on outstanding receivables; the Company’s ability to realize the expected benefits of any strategic acquisitions; the effects of competition on the Company’s future business; the Company’s success in retaining or recruiting, or changes required in, officers, key employees or directors; cyber-attacks and security vulnerabilities; the possibility that the Company may be adversely affected by other economic, business or competitive and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026. If any of these risks materialize or these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
16.1	Letter to Securities and Exchange Commission from Baker Tilly US, LLP, dated April 7, 2026
99.1	Press Release, dated April 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2026

WM TECHNOLOGY, INC.

	By:	/s/ Susan Echard
Susan Echard
Chief Financial Officer